UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 27, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   January 4, 2006

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                         Terwin Mortgage Trust 2005-6HE
                 Asset-Backed Certificates, TMTS Series 2005-6HE
                         Statement To Certificateholders
                                December 27, 2005

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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                            Ending
                Face         Principal                                                    Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses     Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A     191,902,000.00     110,835,706.98  11,638,355.41      427,948.98      12,066,304.39      0.00    0.00    99,197,351.57
A1B      53,350,000.00      53,350,000.00           0.00      212,155.17         212,155.17      0.00    0.00    53,350,000.00
A1C      35,798,000.00      35,798,000.00           0.00      145,538.76         145,538.76      0.00    0.00    35,798,000.00
M1       12,075,000.00      12,075,000.00           0.00       50,164.92          50,164.92      0.00    0.00    12,075,000.00
M2       10,675,000.00      10,675,000.00           0.00       44,538.47          44,538.47      0.00    0.00    10,675,000.00
M3        6,475,000.00       6,475,000.00           0.00       27,302.92          27,302.92      0.00    0.00     6,475,000.00
M4        6,125,000.00       6,125,000.00           0.00       26,643.75          26,643.75      0.00    0.00     6,125,000.00
M5        5,250,000.00       5,250,000.00           0.00       23,070.83          23,070.83      0.00    0.00     5,250,000.00
M6        5,250,000.00       5,250,000.00           0.00       23,304.17          23,304.17      0.00    0.00     5,250,000.00
B1        4,550,000.00       4,550,000.00           0.00       21,814.72          21,814.72      0.00    0.00     4,550,000.00
B2        3,500,000.00       3,500,000.00           0.00       17,091.67          17,091.67      0.00    0.00     3,500,000.00
B3        2,975,000.00       2,975,000.00           0.00       16,643.47          16,643.47      0.00    0.00     2,975,000.00
B4        5,775,000.00       5,775,000.00           0.00       36,927.92          36,927.92      0.00    0.00     5,775,000.00
B5        2,450,000.00       2,450,000.00           0.00       16,755.28          16,755.28      0.00    0.00     2,450,000.00
B6        2,120,000.00       2,120,000.00           0.00       14,498.44          14,498.44      0.00    0.00     2,120,000.00
TOTALS  348,270,000.00     267,203,706.98  11,638,355.41    1,104,399.47      12,742,754.88      0.00    0.00   255,565,351.57
S       281,050,000.00     199,983,706.98           0.00            0.00               0.00      0.00    0.00   188,345,351.57
ES                0.00               0.00           0.00       56,032.14          56,032.14      0.00    0.00             0.00
X                 0.00               0.00           0.00      518,656.86         518,656.86      0.00    0.00             0.00
R                 0.00               0.00           0.00            0.00               0.00      0.00    0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1A       881561QV9       577.56410553    60.64738987   2.23003919     62.87742905       516.91671567    A1A      4.343750 %
A1B       881561QW7     1,000.00000000     0.00000000   3.97666673      3.97666673     1,000.00000000    A1B      4.473750 %
A1C       881561QX5     1,000.00000000     0.00000000   4.06555562      4.06555562     1,000.00000000    A1C      4.573750 %
M1        881561QZ0     1,000.00000000     0.00000000   4.15444472      4.15444472     1,000.00000000    M1       4.673750 %
M2        881561RA4     1,000.00000000     0.00000000   4.17222201      4.17222201     1,000.00000000    M2       4.693750 %
M3        881561RB2     1,000.00000000     0.00000000   4.21666718      4.21666718     1,000.00000000    M3       4.743750 %
M4        881561RC0     1,000.00000000     0.00000000   4.35000000      4.35000000     1,000.00000000    M4       4.893750 %
M5        881561RD8     1,000.00000000     0.00000000   4.39444381      4.39444381     1,000.00000000    M5       4.943750 %
M6        881561RE6     1,000.00000000     0.00000000   4.43888952      4.43888952     1,000.00000000    M6       4.993750 %
B1        881561RF3     1,000.00000000     0.00000000   4.79444396      4.79444396     1,000.00000000    B1       5.393750 %
B2        881561RG1     1,000.00000000     0.00000000   4.88333429      4.88333429     1,000.00000000    B2       5.493750 %
B3        881561RH9     1,000.00000000     0.00000000   5.59444370      5.59444370     1,000.00000000    B3       6.293750 %
B4        881561TH7     1,000.00000000     0.00000000   6.39444502      6.39444502     1,000.00000000    B4       6.364884 %
B5        881561TJ3     1,000.00000000     0.00000000   6.83888980      6.83888980     1,000.00000000    B5       6.364884 %
B6        881561TK0     1,000.00000000     0.00000000   6.83888679      6.83888679     1,000.00000000    B6       6.364884 %
TOTALS                    767.23147839    33.41762256   3.17110136     36.58872392       733.81385583
S         881561QY3       711.55917801     0.00000000   0.00000000      0.00000000       670.14891147    S        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

    Principal Remittance Amount                                                                            11,623,602.89

    Scheduled Principal Payments                                                                           128,724.10

    Principal Prepayments                                                                                  11,444,971.31
                                   Curtailments (Current)                                                  5,296.49
                                   Curtailments (Cumulative)                                               56,242.86

    Repurchase Principal (Current)
                                   Balance of Mortgage Loans Repurchased                                   0.00
                                   Number of Mortgage Loans Repurchased                                    0

    Repurchase Principal (Cumulative)
                                   Balance of Mortgage Loans Repurchased                                   0.00
                                   Number of Mortgage Loans Repurchased                                    0

    Substitution Amounts                                                                                   0.00

    Net Liquidation Proceeds                                                                               49,907.48

    Insurance Proceeds                                                                                     0.00

    Other Principal                                                                                        0.00

    Gross Interest                                                                                         1,622,265.17

    Prepayment Interest Shortfalls                                                                         0.00

    SSCRA Interest Adjustments                                                                             0.00

    LPMI Adjustments                                                                                       0.00

    Modification Interest Losses                                                                           0.00

Servicing Related Reporting Items

       Recoveries from Prior Loss Determinations (Current)                                                  0.00
       Recoveries from Prior Loss Determinations (Cumulative)                                               0.00

       Reimbursement of Non-Recoverable Advances Previously Made (Current)                                  0.00
       Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                               0.00

       Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                               0.00
       Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                            0.00

       Servicing Fees                                                                                       55,814.19

       Securites Administration Fee                                                                         1,120.64

       Credit Risk Manager Fees                                                                             3,361.93

       Prepayment Premiums (Current)
                                      Number of Loans with Respect to which Prepayment Premiums were Collected     26
                                      Balance of Loans with Respect to which Prepayment Premiums were Collected    5,101,074.34
                                      Amount of Prepayment Premiums Collected                                      131,872.57

       Prepayment Premiums (Cumulative)
                                      Number of Loans with Respect to which Prepayment Premiums were Collected     183
                                      Balance of Loans with Respect to which Prepayment Premiums were Collected    37,904,348.94
                                      Amount of Prepayment Premiums Collected                                      1,026,659.45

       Initial Number of Loans Outstanding                                                                         1463

       Initial Aggregate Loan Balance                                                                              298,709,734.72

       Beginning Number of Loans Outstanding                                                                       1,421

       Beginning Aggregate Loan Balance                                                                            268,954,249.69

       Ending Number of Loans Outstanding                                                                          1,370

       Ending Aggregate Loan Balance                                                                               257,315,454.28

Delinquent Mortgage Loans
                    Delinquency Totals
                    Group Totals
                    Period                Number                      Principal Balance               Percentage
                    0-29 days                       1,259                 236,298,922.44              91.83 %
                    30-59 days                         43                   8,458,549.37              3.29 %
                    60-89 days                         16                   2,690,253.73              1.05 %
                    90-119 days                         3                     745,916.33              0.29 %
                    120+ days                           1                      77,794.82              0.03 %
                    Total                           1,322                 248,271,436.69              96.49 %

Bankruptcies
                    Bankruptcy Totals
                    Number of           Principal        Percentage
                    Loans               Balance

                       26              4,086,273.34            1.59%

                    Number of Bankruptcies (Current)                                      13
                    Balance of Bankruptcies (Current)                                     2,224,798.36

                    Number of Bankruptcies delinquent 30 to 59 days                       4
                    Balance of Bankruptcies delinquent 30 to 59 days                      591,307.83

                    Number of Bankruptcies delinquent 60 to 89 days                       3
                    Balance of Bankruptcies delinquent 60 to 89 days                      385,176.53

                    Number of Bankruptcies delinquent 90 to 119 days                      4
                    Balance of Bankruptcies delinquent 90 to 119 days                     531,777.99

                    Number of Bankruptcies delinquent 120+ days                           2
                    Balance of Bankruptcies delinquent 120+ days                          353,212.63

Foreclosures
                     Foreclosure Totals
                     Number of           Principal             Percentage
                     Loans               Balance

                         22             4,957,744.25                 1.93%

                       Number of Foreclosures (Current)                             0
                       Balance of Foreclosures (Current)                            0.00

                       Number of Foreclosures 30 to 59 days                         0
                       Balance of Foreclosures 30 to 59 days                        0.00

                       Number of Foreclosures 60 to 89 days                         1
                       Balance of Foreclosures 60 to 89 days                        166,511.80

                       Number of Foreclosures 90 to 119 days                        8
                       Balance of Foreclosures 90 to 119 days                       1,431,179.85

                       Number of Foreclosures 120+ days                             13
                       Balance of Foreclosures 120+ days                            3,360,052.60

REO Properties
                 REO Totals
                 Number of        Principal                  Percentage
                 Loans            Balance

                     0            0.00                       0.00%

                   Number of REO Properties (Current)                                   0
                   Balance of REO Properties (Current)                                  0.00

                   Number of REO Properties 30 to 59 days                               0
                   Balance of REO Properties 30 to 59 days                              0.00

                   Number of REO Properties 60 to 89 days                               0
                   Balance of REO Properties 60 to 89 days                              0.00

                   Number of REO Properties 90 to 119 days                              0
                   Balance of REO Properties 90 to 119 days                             0.00

                   Number of REO Properties 120+ days                                   0
                   Balance of REO Properties 120+ days                                  0.00

                   Book Value of REO Properties                                         0.00

                   Current Realized Losses                                              15,192.52

                   Subsequent Losses on Prior Loss Determinations                       0.00

                   Cumulative Realized Losses                                           15,192.52

                   Modification Principal Losses                                        13.00

                   Gross Weighted Average Coupon                                        7.2650%

                   Net Weighted Average Coupon                                          6.7450%

                   Weighted Average Remaining Term (Prior Month)                        350

                   Weighted Average Remaining Term (Current Month)                      348

Trigger Event Reporting Items

                      Trigger Event Occurrance                                             NO
                      Does the Rolling 3 Month Delinq Rate equal or exceed 40.25% of Required Pct?                NO
                      Rolling 3 Month Delinquency Rate                                                            4.0185%
                      40.25% of Required Pct (Effective After Stepdown Date)                                      22.9128%

                      Does the Cum Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?        NO
                      Cumulative Realized Losses as % of Orig Agg Loan Balance                                    0.0043%
                      Required Loss Percentage (Effective October 2007)                                           2.7500%

O/C Reporting Items

                      Minimum Required Overcollateralization Amount                                               1,750,102.71
                                                     Percentage of Initial Aggregate Loan Balance                 0.5000%
                      Targeted Overcollateralization Amount                                                       1,750,102.71
                                                     Percentage of Initial Aggregate Loan Balance                 0.5000%
                      Ending Overcollateralization Amount                                                         1,750,102.71
                                                     Percentage of Initial Aggregate Loan Balance                 0.5000%
                      Ending Overcollateralization Deficiency                                                     0.00
                      Monthly Excess Interest                                                                     396,437.28
                      Net Excess Spread                                                                           1.6582%
                      Payment to Class X                                                                          518,656.86

                      Beginning Balance Capitalized Interest Account                                              0.00
                      Required Withdrawal                                                                         0.00
                      Ending Balance Capitalized Interest Account                                                 0.00

                      Beginning Notional Balance Cap Contract Account                                             281,571,306.00
                      Withdrawals                                                                                 0.00
                      Ending Notional Balance Cap Contract Account                                                272,961,260.00


                      Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)             9,652.99
                      Class A-1A                                                                                  0.00
                      Class A-1B                                                                                  0.00
                      Class A-1C                                                                                  0.00
                      Class M-1                                                                                   0.00
                      Class M-2                                                                                   0.00
                      Class M-3                                                                                   0.00
                      Class M-4                                                                                   0.00
                      Class M-5                                                                                   0.00
                      Class M-6                                                                                   0.00
                      Class B-1                                                                                   0.00
                      Class B-2                                                                                   0.00
                      Class B-3                                                                                   0.00
                      Class B-4                                                                                   4,254.85
                      Class B-5                                                                                   2,893.97
                      Class B-6                                                                                   2,504.17

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.


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